UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 11, 2022 (May 5, 2022)

DAYBREAK OIL AND GAS, INC.

(Exact Name of Registrant as Specified in its Charter)

Washington	000-50107	91-0626366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 N. Argonne Road, Suite A 211 Spokane Valley, WA	99212
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (509) 232-7674

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
n/a	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 5, 2022, Daybreak Oil and Gas, Inc. (OCT PINK:DBRM), a Washington corporation (“Daybreak” or the “Company”), entered into a Subscription Agreement with Portillion Capital Ltd., a private company incorporated in the United Kingdom (“Portillion”), pursuant to which Portillion has subscribed to purchase 125,000,000 shares of the Company’s common stock, par value, $0.001, for a purchase price of $0.02 per share, or $2,500,000 in the aggregate (the “Capital Raise”).

In connection with the closing of the Capital Raise, the Company has agreed to pay Portillion (1) an incentive fee equal to 20% of the subscription amount, payable 17.5% in cash ($437,000) and 2.5% in additional shares of common stock (3,125,000 shares); and (2) an equity exchange fee equal to 3% of the subscription amount. Further, if the Capital Raise does not close within 24 months, the Company has agreed to pay Portillion a termination fee of 20% of the subscription amount.

The closing of the Capital Raise will take place immediately following the closing of the previously disclosed Equity Exchange Agreement dated as of October 20, 2021 entered into by and among the Company, Reabold California LLC, a California limited liability company (“Reabold”), and Gaelic Resources Ltd., a private company incorporated in the Isle of Man and the 100% owner of Reabold (“Gaelic”), pursuant to which Daybreak will acquire Reabold in exchange for issuing 160,964,489 shares of its common stock to Gaelic (the foregoing transaction, the “Equity Exchange”). Entering into the Subscription Agreement with respect to the Capital Raise is a condition to the closing of the Equity Exchange. If the Equity Exchange does not close, the Company will not complete the Capital Raise and will instead pay the termination fee.

Item 8.01	Other Events.

On May 5, 2022, the purchaser of a convertible promissory note in the amount of US$200,000 (the “Convertible Note”) issued by the Company as of February 15, 2022 notified the Company that it has elected to convert the Convertible Note. The Convertible Note converted by its terms at a price per share of $0.0085, and the total principal balance of the note plus accrued interest, totaling $236,000, converted into 27,764,705 shares of common stock, par value, $0.001, of the Company.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Number Exhibit

99.1*	Press Release issued by Daybreak Oil and Gas, Inc., on May 11, 2022.

104	Cover Page Interactive Data File (formatted in Inline XBRL).

*    Filed herewith.

[signature page follows]

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAYBREAK OIL AND GAS, INC.

By: /s/ JAMES F. WESTMORELAND

James F. Westmoreland, President and Chief Executive Officer

Date: May 11, 2022

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